                                STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT (the "AGREEMENT") dated July 9, 1998 is entered into by and among ATC Communications Group, Inc., a Delaware corporation (the "Company") and the stockholders of the Company identified on the signature pages hereto ("Stockholders").

     1. DEFINITIONS. The following terms shall have the following meanings for the purposes of this Agreement;

     (a) "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company.

     (b)  "THE COMPANY" means ATC Communications Group, Inc.

     (c) "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, pension fund, governmental authority, or other entity.

     (d) "STOCKHOLDER" means any Person that is, as of the date of this Agreement or becomes, at any subsequent time, a party to this Agreement. The Stockholders as of the date of this Agreement are listed on the signature pages hereto.

     (e)  "THAYER" means Thayer Equity Investors III, L.P.

     (f) "IQI PARTIES" means Thayer Equity Investors III, L.P., ITC Services Company, Edward Blank ant The Edward Blank 1995 Grantor Retained Annuity Test.

     (g) "ATC PARTIES" means Michael G. Santry, Darryl D. Pounds and Codinvest Limited.

     (h) "IQI REPRESENTATIVE" means Rick Rickertson, or, in the event of his death or legal incapacity or replacement as the IQI Representative, that individual who is identified by written notice by the IQI Parties to the ATC Parties, as the IQI Representative.

     (i) "ATC REPRESENTATIVE" means Michael G. Santry, or, in the event of his death or legal incapacity or replacement as the ATC Representative, that individual who is identified by written notice by the ATC Parties to the IQI Parties as the ATC Representative.

     2.   VOTING.

     The Stockholders agree that until the second anniversary of this Agreement or its earlier termination by the mutual agreement of the parties hereto, the IQI Parties shall vote their shares of Common Stock for the election of the nominees to the Board of the Company identified by the ATC Representative, and the ATC Parties shall vote their shares of Common Stock for the

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

Representative. The ATC Representative and the IQI Representative shall have the right to designate an equal number of nominees to the Board of Directors. Accordingly, if the Board of Directors is comprised of three classes of twelve directors serving staggered terms, each representative shall have the right to designate two of the four nominees to the Board of Directors in that year. Likewise, if the Board of Directors is comprised of eight directors serving one-year terms, each representative shall have the right to designate four of the eight nominees to the Board of Directors in that year.

     3.   MISCELLANEOUS.

     (a) NOTICES. Except as otherwise expressly provided in this Agreement, all notices, requests, and other communications to any party thereunder shall be in writing (including a facsimile or similar writing) and shall be given to such party at the address or facsimile number specified for such party on the signature pages hereto or as such party shall hereafter specify for that purpose by notice to the other parties. Each such notice, request, or other communication shall be effective (i) if given by facsimile, at the time such facsimile is transmitted and the appropriate confirmation is received (or, if such time is not during a business day, at the beginning of the next such business day), (ii) if given by mail, three business days (or, if to an address outside the United States, seven calendar days) after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified pursuant to this Section 3(a).

     (b) NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer any rights or remedial hereunder upon, and shall not be enforceable by, any Person other than the parties hereto.

     (c) WAIVER. No failure by any party to insist upon the strict perforce of any covenant, agreement, term, or condition of this Agreement or to exercise any right or remedy consequent upon a breach of such or any other covenant, agreement, term, or condition shall operate as a waiver of such or any other covenant, agreement, term, or condition of this Agreement. Any Person by notice given in accordance with Section 3(a) may, but shall not be under any obligation to, waive any of its rights or conditions to its obligations hereunder, or any duty, obligation, or covenant of any other Person. No waiver shall affect or alter the remainder of this Agreement, but each and every covenant, agreement, term, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach. The rights and remedies provided by this Agreement are cumulative, and the exercise of any one right or remedy by any party shall not preclude or waive its right to exercise any or all other rights or remedies.

     (d) INTEGRATION. This Agreement constitutes the entire agreement among the parties to this Agreement pertaining to the subject matter of this Agreement and supersedes all prior agreements and understandings of the parties in connection with the subject matter of this Agreement, and no covenant, representation, or condition not expressed in this Agreement shall affect, or be effective to interpret, change, or restrict, the express provisions of this Agreement.

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

     (e) COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, which may be sufficiently evidenced by one counterpart.

     (f) SEVERABILITY. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing of future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

     (g) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

     (h) NON-ASSIGNABILITY. All of the rights and obligations of the parties to this Agreement are intended to be exercisable and fulfilled by the parties themselves, as presently constituted. None of those rights or obligations may be assigned, assumed, or transferred without the written informed consent of the counterparties.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year first above written.

THAYER EQUITY INVESTORS III, L.P.


By:         [Illegible]
   ----------------------------------
Title:
     ----------------------------------
Date:
     ----------------------------------


ITC Services Company


By:      [Illegible]
   ----------------------------------
Title:   President
     ----------------------------------
Date:   July 9, 1998
     ----------------------------------

/s/ Edward Blank
----------------------------------
Edward Blank     6/25/98


THE EDWARD BLANK 1995 Grantor Retained Annuity Trust


By:  /s/ Edward Blank
   ----------------------------------
Title:    Trustee
     ----------------------------------
Date:     6/25/98
     ----------------------------------


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


Codinvest Limited


By:  /s/ Michael G. Santry
   ----------------------------------
Title:    ATTORNEY IN FACT
     ----------------------------------
Date:     9 July, 1998
     ----------------------------------

 /s/ Michael G. Santry
-----------------------------
Michael G. Santry



/s/ Darryl D. Pounds
--------------------------
Darryl D. Pounds



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